UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05749

THE CHINA FUND, INC.

(Exact name of registrant as specified in charter)

C/O STATE STREET BANK & TRUST COMPANY

ONE LINCOLN STREET

P.O. BOX 5049

BOSTON, MA 02206-5049

(Address of principal executive offices)(Zip code)

Copy to:
Brian F. Link Secretary The China Fund, Inc. 100 Huntington Avenue CPH-0326 Boston, MA 02116 (Name and Address of Agent for Service)	Leonard B. Mackey, Jr., Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019-6131

Registrant’s telephone number, including area code: (888) 246-2255

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Item 1. Report to Stockholders.

THE CHINA FUND, INC.

SEMI ANNUAL REPORT

April 30, 2015 (Unaudited)

THE CHINA FUND, INC.

KEY HIGHLIGHTS (Unaudited)

FUND DATA
NYSE Stock Symbol	CHN
Listing Date	July 10, 1992
Shares Outstanding	15,682,029
Total Net Assets (04/30/15)	$394,383,060
Net Asset Value Per Share (04/30/15)	$25.15
Market Price Per Share (04/30/15)	$21.91

TOTAL RETURN(1)
Performance as of 04/30/15:	Net Asset Value	Market Price
1-Year Cumulative	34.70%	32.59%
3-Year Cumulative	61.66%	54.34%
3-Year Annualized	17.37%	15.57%
5-Year Cumulative	52.92%	52.27%
5-Year Annualized	8.87%	8.77%
10-Year Cumulative	352.35%	265.84%
10-Year Annualized	16.29%	13.85%

DIVIDEND HISTORY
Record Date	Income	Capital Gains
12/22/14	$ 0.2982	$ 3.4669
12/23/13	$ 0.4387	$ 2.8753
12/24/12	$ 0.3473	$ 2.9044
12/23/11	$ 0.1742	$ 2.8222
12/24/10	$ 0.3746	$ 1.8996
12/24/09	$ 0.2557	—
12/24/08	$ 0.4813	$ 5.3361
12/21/07	$ 0.2800	$ 11.8400
12/21/06	$ 0.2996	$ 3.7121
12/21/05	$ 0.2172	$ 2.2947
12/22/04	$ 0.1963	$ 3.3738

(1) Total investment returns reflect changes in net asset value or market price, as the case may be, during each period and assumes that dividends and capital gains distributions, if any, were reinvested in accordance with the dividend reinvestment plan. The net asset value returns are not an indication of the performance of a stockholder’s investment in the Fund, which is based on market price. Total investment returns do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Total investment returns are historical and do not guarantee future results. Market price returns do not reflect broker commissions in connection with the purchase or sale of Fund shares.

THE CHINA FUND, INC.

ASSET ALLOCATION AS OF April 30, 2015 (Unaudited)

Ten Largest Listed Equity Investments *
1. Ping An Insurance (Group) Company of China, Ltd.	6.6%
2. Industrial & Commercial Bank of China, Ltd.	6.4%
3. Hong Kong Exchanges and Clearing, Ltd.	4.8%
4. China Mobile, Ltd.	4.0%
5. Taiwan Semiconductor Manufacturing Co., Ltd.	3.8%
6. Digital China Holdings, Ltd.	3.7%
7. Tencent Holdings, Ltd.	3.5%
8. Hermes Microvision, Inc.	3.3%
9. Li & Fung, Ltd.	3.1%
10. Qingling Motors Co., Ltd.	3.0%

*	Percentages based on net assets at April 30, 2015

INDUSTRY ALLOCATION (Unaudited)

Industry Allocation (as a percentage of net assets)

Fund holdings are subject to change and percentages shown above are based on net assets at April 30, 2015. A complete list of holdings at April 30, 2015, is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings can be found on our website, www.chinafundinc.com. You may also obtain holdings by calling
1-888-246-2255.

THE CHINA FUND, INC.

CHAIRMAN’S STATEMENT (Unaudited)

Dear Stockholders,

We are pleased to inform you that after extensive work with various Chinese authorities, the investment manager successfully completed the process of repatriating the Renminbi proceeds from the sale of the Fund’s position in Hand Enterprises. As reported in our announcement on April 29th, the Fund received $39.7m in cash, representing a profit of US$36,379,104 from an initial investment of US$3,164,274. The investment manager has put this money to work in what has been a strongly rising market. Consequently, the cash holding in the Fund has come down to a level that we feel is consistent with a fully invested portfolio and in line with the investment manager’s stated investment approach.

By the time you read this, the Fund will be operationally ready to participate in the Shanghai-Hong Kong Stock Connect program. This program allows overseas investors to invest in Shanghai listed stocks via the Hong Kong stock exchange without a Qualified Foreign Institutional Investor license and quota and Chinese investors can invest in Hong Kong (“HK”) listed stocks via the Shanghai stock exchange without a Qualified Domestic Institutional Investor license and quota. This means the Fund now has a much wider investment universe that was previously inaccessible, including industries that are not represented in the HK listed China names. This is an exciting development and our investment manager is actively looking to exploit opportunities in this area.

The Investment Manager’s statement will provide details on the drivers of the investment returns of the Fund, however, I would like to add that the strong growth in the Fund’s net asset value bears testament to the tremendous potential for growth in this asset class. Investors who have believed in the China story and continued to stay invested through more challenging environments have reaped the rewards of their patience. We are confident that the structural growth story around China still has a long way to go and that the Fund will be in a position to take advantage of this growth. My fellow board members and I thank you for your support.

Sincerely,

Joe O. Rogers

Chairman

THE CHINA FUND, INC.

INVESTMENT MANAGER’S STATEMENT (Unaudited)

Market Review

Chinese equities have been one of the best performing markets in the world for the six months ended April 30, 2015. The major catalyst for such performance was the interest rate cut by People’s Bank of China (“PBOC”) in November 2014, which was interpreted by investors as the start of the easing cycle in China. Beijing did not fail investors’ expectations — since November 2014, PBOC has conducted two rounds of interest rate cuts and two rounds of Reserve Requirement Ratio cuts to support the weakening economy and inject liquidity into the market. At the same time, we have seen policy easing on the fiscal front as well. However, it was different from the post financial crisis fiscal easing package, this time around, more effort has been focused on particular industries such as water utilities and environmental protection related industries.

Also, reform progress has accelerated as well, much faster than most investors anticipated. In terms of financial reforms, the Shanghai-Hong Kong Stock Connect Scheme was launched and fully operational in the first quarter of 2015. Now, foreign investors can participate in the A-share market for the first time without using a Qualified Foreign Institutional Investor quota. A deposit insurance scheme was also launched, another step towards interest rate liberalization. On the fiscal front, one of the most encouraging moves by the central government in 2015 has been the Local Government Financing Vehicle (“LGFV”) replacement program. In 2015, at least $1 trillion Renminbi of higher quality LGFVs will likely be replaced by municipal bonds with cheaper financing costs and longer duration, which would represent a significant reduction in interest rate burden for local governments.

The macro-economic situation in China remains weak, with Q1 2015 gross domestic product readings at 7.0% year-over-year. Other indicators such as industrial production and export growth continue to decline. Good news is that we have seen a sequential stabilization in the economy, and that a systematic crisis situation should be highly unlikely.

Hong Kong and Taiwan equities were comparatively less exciting. In Hong Kong, retail sales momentum continued to be dragged down by slowing mainland visitors. In Taiwan, while select technology companies continued to do well, financials were quite strong during the review period, boosted by speculation of establishment of a stock connect scheme between Taiwan and mainland China.

Performance

The China Fund, Inc. (the “Fund”) outperformed the MSCI Golden Dragon Index (the “benchmark index”) for the six months ended April 30, 2015. During this period the Fund’s Net Asset Value gained 24.85% compared with 19.12% for the benchmark index.

The top contributor was CSR Corp, Ltd., one of the biggest railway companies in China. The surge in share price was triggered by the government’s approval of a merger between the two largest railway companies. Investors were positive on the cost saving on research and development expenses, as well as potential expansion in overseas markets.

Conversely, one of the main detractors was Li & Fung, Ltd., a global sourcing firm based in Hong Kong. However, we remain confident that the company’s earnings will improve, given U.S. and European markets are stabilizing and

THE CHINA FUND, INC.

INVESTMENT MANAGER’S STATEMENT (continued) (Unaudited)

showing signs of improvement. In addition, the company provides an attractive dividend yield. In the current growth oriented market, the company has been out of favor, which led to the disappointing share price performance. But we plan to ignore the near term market noise and expect the business to turnaround and add alpha to the Fund.

Outlook

We remain positive on Chinese equities. We believe the current market re-rating is coming from an extremely depressed level and is likely to continue. As this cycle and previous ones have shown, it is dangerous to try and fight the PBOC!

Our portfolio strategy remains focused on identifying long term turnaround and growth opportunities. Many of them are mid and smaller sized companies. After a long period of being ignored, these are now very much in the limelight. The opening up of China’s domestic equity markets offers a wider investment universe which we expect to utilize over time, but for now, our view is that Hong Kong-listed equities offer the stronger potential.

THE CHINA FUND, INC.

ABOUT THE PORTFOLIO MANAGER (Unaudited)

Listed and Direct Investment Manager

The Fund’s investment manager is Allianz Global Investors U.S. LLC (AllianzGI U.S.), an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”).

Allianz Global Investors is a diversified active investment manager with a strong parent company and a culture of risk management. With 23 offices in 17 countries, it provides global investment and research capabilities with consultative local delivery. It has $488 billion in assets under management for individuals, families and institutions worldwide, and employs over 500 investment professionals.1

Ms. Christina Chung serves as the portfolio manager for the Fund’s portfolio of listed and direct securities. She joined AllianzGI U.S. in 1998 and has been a managing director since January 2010. She heads the Greater China Team and is the lead manager of Hong Kong, China, China A-shares and Greater China equity mandates. The Hong Kong and China Funds that she manages have won industry recognition and awards for consistent, strong performance. She has 26 years’ experience in managing Asian regional and single country portfolios for both institutional and retail accounts.

Before joining AllianzGI U.S., she was a senior portfolio manager with Royal Bank of Canada Investment Management. Prior to that, she was a portfolio manager with Search International and an economist with HSBC Asset Management. Christina was educated in Canada. She attained a Bachelor of Administration from Brock University, followed by an M.A. in Economics from the University of Alberta. She became a Certified Management Accountant in 1992 and qualified as a chartered financial analyst, AIMR, in 1995.

[1]	Combined worldwide AUM as of March 31, 2015

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS

April 30, 2015 (Unaudited)

Name of Issuer and Title of Issue	Shares	Value (Note A)
COMMON STOCK AND OTHER EQUITY INTERESTS
HONG KONG
Commercial Services & Supplies — (4.0%)
China Everbright International, Ltd.(1)	5,969,000	$11,181,263
Goldpac Group Ltd.(1)	5,521,000	4,622,587

		15,803,850

Construction & Engineering — (0.4%)
China State Construction International Holdings, Ltd.	746,000	1,441,695

Diversified Financial Services — (4.8%)
Hong Kong Exchanges and Clearing, Ltd.	495,300	18,952,309

Electronic Equipment & Instruments — (4.8%)
Digital China Holdings, Ltd.†	9,391,000	14,538,371
Zhuzhou CSR Times Electric Co., Ltd.	517,000	4,402,072

		18,940,443

Food Products — (2.6%)
Want Want China Holdings Ltd.(1)	9,155,000	10,062,841

Industrial Conglomerates — (2.8%)
Beijing Enterprises Holdings, Ltd.	1,185,000	10,892,457

Internet Software & Services — (4.3%)
Baidu Inc. ADR*	15,821	3,168,630
Tencent Holdings, Ltd.	663,200	13,766,489

		16,935,119

Metals & Mining — (0.9%)
Tiangong International Co., Ltd.(1)	18,480,000	3,671,515

Personal Products — (1.0%)
Natural Beauty Bio-Technology, Ltd.	50,320,000	3,830,146

Pharmaceuticals — (1.0%)
China Pharmaceutical Group, Ltd.	3,820,000	3,962,252

Real Estate Management & Development — (3.9%)
Hongkong Land Holdings, Ltd.	497,000	4,025,700
Sun Hung Kai Properties, Ltd.(1)	688,000	11,467,628

		15,493,328

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS (continued)

April 30, 2015 (Unaudited)

Name of Issuer and Title of Issue	Shares		Value (Note A)
COMMON STOCK AND OTHER EQUITY INTERESTS (continued)
HONG KONG (continued)
Semiconductors & Semiconductor Equipment — (1.9%)
ASM Pacific Technology, Ltd.(1)	295,700		$3,315,078
Semiconductor Manufacturing International Corp.(1)*	37,480,000		4,158,347

			7,473,425

Specialty Retail — (0.7%)
Zhongsheng Group Holdings, Ltd.	3,163,500		2,897,669

Textiles, Apparel & Luxury Goods — (3.1%)
Li & Fung, Ltd.(1)	12,044,000		12,290,509

Wireless Telecommunication Services — (4.0%)
China Mobile, Ltd.	1,108,000		15,795,184

TOTAL HONG KONG — (Cost $134,092,529)		40.2%	158,442,742

HONG KONG — “H” SHARES
Automobiles — (3.9%)
Dongfeng Motor Group Co., Ltd.	2,148,000		3,585,843
Qingling Motors Co., Ltd.†	28,960,000		11,694,066

			15,279,909

Commercial Banks — (6.4%)
Industrial & Commercial Bank of China, Ltd.	29,244,000		25,503,872

Insurance — (6.6%)
Ping An Insurance (Group) Company of China, Ltd.	1,797,000		25,918,659

Machinery — (1.8%)
CSR Corp., Ltd.(1)	3,697,000		7,163,777

Oil, Gas & Consumable Fuels — (0.8%)
China Suntien Green Energy Corp., Ltd.	11,227,000		3,027,141

TOTAL HONG KONG — “H” SHARES — (Cost $55,680,009)		19.5%	76,893,358

TOTAL HONG KONG (INCLUDING “H” SHARES) — (Cost $189,772,538)		59.7%	235,336,100

TAIWAN
Computers & Peripherals — (1.7%)
Advantech Co., Ltd.	814,841		6,744,668

Diversified Financial Services — (1.6%)
Chailease Holding Co., Ltd.	2,328,200		6,393,313

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS (continued)

April 30, 2015 (Unaudited)

Name of Issuer and Title of Issue	Shares		Value (Note A)
COMMON STOCK AND OTHER EQUITY INTERESTS (continued)
TAIWAN (continued)
Electronic Equipment & Instruments — (5.7%)
Delta Electronics, Inc.	1,513,000		$9,139,457
Largan Precision Co., Ltd.	96,000		9,654,542
Tong Hsing Electronic Industries, Ltd.†	1,067,000		3,428,224

			22,222,223

Insurance — (1.9%)
Cathay Financial Holding Co., Ltd.	4,183,000		7,334,523

Leisure Equipment & Products — (2.5%)
Merida Industry Co., Ltd.	1,323,000		9,935,676

Semiconductors & Semiconductor Equipment — (7.1%)
Hermes Microvision, Inc.(1)	182,000		12,895,579
Taiwan Semiconductor Manufacturing Co., Ltd.	3,170,000		15,215,503

			28,111,082

TOTAL TAIWAN — (Cost $50,522,476)		20.5%	80,741,485

TOTAL COMMON STOCK AND OTHER EQUITY INTERESTS — (Cost $240,295,014)		80.2%	316,077,585

EQUITY-LINKED SECURITIES
Automobiles — (1.5%)
Chongqing Changan Automobile Co., Ltd. Access Product (expiration 01/15/16) 144A(3)	231,700		940,702
Chongqing Changan Automobile Co., Ltd. Access Product (expiration 02/10/25) 144A(4)	487,000		1,978,194
Chongqing Changan Automobile Co., Ltd. Access Product (expiration 04/23/20) 144A(2)	739,970		3,050,156

			5,969,052

Electronic Equipment & Instruments — (1.0%)
XJ Electric Co., Ltd. Access Product (expiration 07/03/24) 144A(4)	864,000		4,005,504

Hotels, Restaurants & Leisure — (1.7%)
China CYTS Tours Holding Co., Ltd. Access Product (expiration 02/12/16) 144A(3)	1,530,489		6,397,444
China CYTS Tours Holding Co., Ltd. Access Product (expiration 03/02/20) 144A(2)	78,635		333,098

			6,730,542

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS (continued)

April 30, 2015 (Unaudited)

Name of Issuer and Title of Issue	Shares		Value (Note A)
EQUITY-LINKED SECURITIES (continued)
Household Durables — (4.6%)
Gree Electric Appliances, Inc. Access Product (expiration 01/15/16) 144A(3)	676,267		$6,214,894
Gree Electric Appliances, Inc. Access Product (expiration 06/30/15) 144A(2)	446,629		4,163,922
Midea Group Co., Ltd. Access Product (expiration 04/16/20) 144A(2)	605,157		3,659,384
Midea Group Co., Ltd. Access Product (expiration 09/23/23) 144A(4)	670,000		3,993,200

			18,031,400

Machinery — (1.9%)
Zhengzhou Yutong Bus Co., Ltd. Access Product (expiration 01/13/25) 144A(4)*	203,000		1,002,008
Zhengzhou Yutong Bus Co., Ltd. Access Product (expiration 06/30/15) 144A(2)*	1,297,127		6,496,012

			7,498,020

Personal Products — (1.3%)
Shanghai Jahwa United Co., Ltd. Access Product (expiration 01/15/16) 144A(3)	371,242		2,758,328
Shanghai Jahwa United Co., Ltd. Access Product (expiration 06/12/17) 144A(2)	315,651		2,377,483

			5,135,811

Pharmaceuticals — (1.8%)
Jiangsu Hengrui Medicine Co., Ltd. Access Product (expiration 01/15/16) 144A(3)	696,350		6,399,457
Jiangsu Hengrui Medicine Co., Ltd. Access Product (expiration 06/30/15) 144A(2)	68,103		635,060

			7,034,517

TOTAL EQUITY-LINKED SECURITIES — (Cost $39,949,775)		13.8%	54,404,846

COLLATERAL FOR SECURITIES ON LOAN — (5.8%)
State Street Navigator Securities Lending Prime Portfolio (Cost $22,911,906)	22,911,906		22,911,906

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.

SCHEDULE OF INVESTMENTS (continued)

April 30, 2015 (Unaudited)

	Face Amount		Value (Note A)
SHORT TERM INVESTMENT — (10.6%)
Repurchase Agreement with State Street Bank and Trust, dated 04/30/15, 0.00%, due 05/01/15, proceeds $41,935,000; collateralized by U.S. Treasury Note, 8.00%, due 11/15/21, valued at $42,780,452, including interest. (Cost $41,935,000 )	$41,935,000		$41,935,000

TOTAL INVESTMENTS — (Cost $345,091,695)		110.4%	435,329,337

LIABILITIES IN EXCESS OF OTHER ASSETS		(10.4)%	(40,946,277)

NET ASSETS		100.0%	$394,383,060

Notes to Schedule of Investments

*	Denotes non-income producing security.

†	Affiliated issuer (see Note G).

(1)	A portion or all of the security is on loan. As of April 30, 2015, the market value of the securities loaned was $36,051,436.

(2)	Equity linked securities issued by Credit Lyonnais (CLSA).

(3)	Equity linked securities issued by Citigroup Global Markets Holdings.

(4)	Equity linked securities issued by Hongkong and Shanghai Banking Corporation (HSBC).

144A Securities restricted for resale to Qualified Institutional Buyers in the United States or to non-US persons. At April 30, 2015, these restricted securities amounted to $54,404,846, which represented 13.8% of total net assets.

ADR American Depositary Receipt

See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2015 (Unaudited)

ASSETS
Investments in securities, at value (cost $316,532,092) (including securities on loan, at value, $36,051,436) (Note A)	$405,668,676
Investments in non-controlled affiliates, at value (cost $28,559,603 ) (Notes A and G)	29,660,661

Total Investments	435,329,337
Cash	871
Foreign currency, at value (cost $2,591,368)	2,629,263
Receivable for investments sold	10,755,016
Receivable for securities lending income	64,398
Prepaid expenses	162,761

TOTAL ASSETS	448,941,646

LIABILITIES
Payable for investments purchased	31,039,118
Payable upon return of collateral for securities on loan	22,911,906
Investment management fee payable (Note B)	235,575
Administration and custodian fees payable (Note B)	199,844
Chief Compliance Officer fees payable	4,753
Accrued expenses and other liabilities	167,390

TOTAL LIABILITIES	54,558,586

TOTAL NET ASSETS	$394,383,060

COMPOSITION OF NET ASSETS:
Par value, 100,000,000 shares authorized, 15,682,029 shares outstanding (Note C)	156,820
Paid in capital in excess of par	291,728,538
Accumulated net investment loss	(1,419,025)
Accumulated net realized gain on investments and foreign currency transactions	13,633,492
Net unrealized appreciation on investments and foreign currency	90,283,235

TOTAL NET ASSETS	$394,383,060

NET ASSET VALUE PER SHARE
($394,383,060/15,682,029 shares of common stock outstanding)	$25.15

See notes to financial statements.

THE CHINA FUND, INC.

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2015 (Unaudited)

INVESTMENT INCOME:
Dividend income — (net of tax withheld of $17,631)	$500,132
Securities lending income	237,524
Interest income — (net of tax withheld of $2,626)	170,249

TOTAL INVESTMENT INCOME	907,905

EXPENSES
Investment Management fees (Note B)	1,180,370
Custodian fees (Note B)	365,325
Directors’ fees and expenses (Note B)	268,869
Administration fees (Note B)	243,020
Audit and tax service fees	44,878
Insurance	43,064
Legal fees	39,386
Chief Compliance Officer fee	29,753
Shareholder service fees	28,637
Printing and postage	24,000
Transfer agent fees	17,614
Stock exchange listing fee	10,835
Miscellaneous expenses	30,566

TOTAL EXPENSES	2,326,317

NET INVESTMENT LOSS	(1,418,412)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investments	16,144,929
Net realized loss on non-controlled affiliate transactions (Note G)	(2,078,339)
Net realized loss on foreign currency transactions	(432,448)

13,634,142

Net change in unrealized appreciation/depreciation on investments	61,824,905
Net change in unrealized appreciation/depreciation on foreign currency	(305,189)

61,519,716

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	75,153,858

NET INCREASE IN NET ASSETS FROM OPERATIONS	$73,735,446

See notes to financial statements.

THE CHINA FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2015	Year Ended October 31, 2014
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,418,412)	$5,157,827
Net realized gain on investments and foreign currency transactions	13,634,142	54,219,171
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	61,519,716	(31,877,604)

Net increase (decrease) in net assets from operations	73,735,446	27,499,394

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(4,676,381)	(6,879,707)
Net realized gains	(54,368,026)	(45,090,537)

Total dividends and distributions to shareholders	(59,044,407)	(51,970,244)

NET INCREASE (DECREASE) IN NET ASSETS	14,691,039	(24,470,850)

NET ASSETS:
Beginning of Period	379,692,021	404,162,871

End of Period	$394,383,060	$379,692,021

(Accumulated net investment loss) undistributed net investment income, end of period	$(1,419,025)	$4,675,768

See notes to financial statements.

THE CHINA FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding for the periods indicated

	Six Months Ended April 30, 2015		Year Ended October 31,
			2014	2013	2012(1)(2)	2011(1)		2010(1)
	(Unaudited)
Per Share Operation Performance
Net asset value, beginning of period	$24.21		$25.77	$24.50	$28.99	$34.46		$27.24

Net investment income/(loss)*	(0.09)		0.33	0.41	0.28	0.27		0.21
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.80		1.43	4.05	(1.95)	(3.83)		7.27

Total from investment operations	4.71		1.76	4.46	(1.67)	(3.56)		7.48

Less dividends and distributions:
Dividends from net investment income	(0.30)		(0.44)	(0.35)	(0.17)	(0.37)		(0.26)
Distributions from net realized gains	(3.47)		(2.88)	(2.90)	(2.82)	(1.90)		—

Total dividends and distributions	(3.77)		(3.32)	(3.25)	(2.99)	(2.27)		(0.26)

Net increase from payment by affiliate	—		—	—	—	0.36		—
Capital Share Transactions:
Accretion (Dilution) to net asset value, resulting from share repurchase program, tender offer or issuance of shares in stock dividend	—		—	0.06	0.17	—		—

Net asset value, end of period	$25.15		$24.21	$25.77	$24.50	$28.99		$34.46

Market price, end of period	$21.91		$21.44	$22.66	$21.85	$25.88		$33.45

Total Investment Return (Based on Market Price)	22.82	%(3)	9.71%	19.67%	(3.02)%	(16.96)%		33.70%

Total Investment Return (Based on Net Asset Value)	24.85	%(3)	8.93%	21.38%	(2.93)%	(9.71	)%(5)(6)	27.67	%(6)

Ratios and Supplemental Data
Net assets, end of period (000’s)	$394,383		$379,692	$404,163	$396,094	$660,444		$785,002
Ratio of expenses to average net assets	1.34	%(4)	1.31%	1.34%	1.41%	1.11	%(7)	1.14%
Ratio of net investment income/(loss) to average net assets	(0.82	)%(4)	1.39%	1.73%	1.12%	0.82%		0.67%
Portfolio turnover rate	33	%(3)	67%	45%	78%	20%		29%

*	Per share amounts have been calculated using the average share method.

(1)	Beginning with the year ended October 31, 2012, the Fund was audited by Tait, Weller & Baker. The previous years were audited by another independent registered public accounting firm.

(2)	The Fund’s investment management arrangements changed in November 2011, and February 2012.

(3)	Not annualized

(4)	Annualized

(5)	Without the indemnity payment the Fund received from the insurers of one of the Fund’s former investment manager, the Fund’s total return on net asset value would have been (10.83)%.

(6)	Unaudited.

(7)	The ratio of expenses, net of management fee reimbursements, was 1.01%.

See notes to financial statements.

THE CHINA FUND, INC.

NOTES TO FINANCIAL STATEMENTS

April 30, 2015 (Unaudited)

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The China Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in equity securities (i) of companies for which the principal securities trading market is the People’s Republic of China (“China”), (ii) of companies for which the principal securities trading market is outside of China, or constituting direct equity investments in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods and services sold or produced, or have at least 50% of their assets, in China and (iii) constituting direct equity investments in companies organized in China. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Use of estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates.

Security valuation:    Portfolio securities listed on recognized United States or foreign security exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, from brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value in good faith by or at the direction of the Board of Directors considering relevant factors, data and information including, if relevant, the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded. Direct Investments, if any, are valued at fair value as determined by or at the direction of the Board of Directors based on financial and other information supplied by the Direct Investment Manager regarding each Direct Investment. Forward currency contracts are valued at the current cost of offsetting the contract. Equity linked securities are valued at fair value primarily based on the value(s) of the underlying security (or securities), which normally follows the same methodology as the valuation of securities listed on recognized exchanges.

Factors used in determining fair value may include, but are not limited to, the type of security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, the availability of quotations from broker-dealers, the availability of values of third parties other than the Investment Manager or Direct Investment Manager, information obtained from the issuer, analysts, and/or the appropriate stock exchange (if available), an analysis of the company’s financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which they trade.

NOTES TO FINANCIAL STATEMENTS (continued) (Unaudited)

Repurchase Agreements:    In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Securities Lending:    The Fund may lend up to 33 1/3% of the Fund’s total assets held by State Street Bank and Trust Company (“State Street”) as custodian to certain qualified brokers, except those securities which the Fund or the Investment Manager specifically identifies as not being available. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned. Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Prime Portfolio. Non-cash collateral is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate those securities. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.

As of April 30, 2015, the Fund had loaned securities which were collateralized by cash, short term investments, long term bonds and equities. The value of the securities on loan and the value of the related collateral were as follows:

Value of Securities	Value of Cash Collateral	Value of Non-Cash Collateral*	Total Collateral
$36,051,436	$22,911,906	$19,462,192	$42,374,098

*	Fund cannot repledge or dispose of this collateral, nor does the Fund earn any income or receive dividends with respect to this collateral.

The following table presents financial instruments that are subject to enforceable netting arrangements as of April 30, 2015

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities (a)	Financial Instrument	Collateral Received(b)	Net Amount (not less than 0)
$36,051,436	—	($36,051,436)	$0

(a)	Represents market value of loaned securities at period end.
(b)	The actual collateral received is greater than the amount shown here due to overcollateralization.

NOTES TO FINANCIAL STATEMENTS (continued) (Unaudited)

Foreign currency translations:    The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments. Net unrealized foreign currency gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

Forward Foreign Currency Contracts:    The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risks. A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain or loss on the Statement of Assets and Liabilities. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain or loss is disclosed in the realized and unrealized gain or loss on foreign currency in the Fund’s accompanying Statement of Operations. At April 30, 2015, the Fund did not hold forward foreign currency contracts.

Option Contracts:    The Fund may purchase and write (sell) call options and put options provided the transactions are for hedging purposes and the initial margin and premiums do not exceed 5% of total assets. Option contracts are valued daily and unrealized gains or losses are recorded on the Statement of Assets and Liabilities based upon the last sales price on the principal exchange on which the options are traded. The Fund will realize a gain or loss upon the expiration or closing of the option contract. Such gain or loss is disclosed in the realized and unrealized gain or loss on options in the Fund’s accompanying Statement of Operations. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counter parties to meet the terms of the contract. At April 30, 2105, the Fund did not hold any option contracts.

Equity-Linked Securities:    The Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities currently held by the Fund are

NOTES TO FINANCIAL STATEMENTS (continued) (Unaudited)

privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock. Equity-linked securities may be used by the Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Fund bears the risk that the issuer of any equity-linked securities may default on its obligation under the terms of the arrangement with the counterparty. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, equity-linked securities may be considered illiquid.

At April 30, 2015, the Fund held equity-linked securities, in the form of warrants issued by Credit Lyonnais, Citigroup Global Markets Holdings and Hongkong and Shanghai Banking Corporation (HSBC), (the “Issuers”). Under the terms of the agreements, each warrant entitles the Fund to receive from the corresponding Issuer an amount in U.S. dollars linked to the performance of specific equity shares. Under these agreements, the Fund has agreed to pay or provide reimbursement for any taxes imposed on the China A Share investments underlying the equity-linked securities. Non-resident corporate investors in China, such as the Issuers of the equity-linked securities, are subject to a statutory 10% withholding tax on both dividend and interest income sourced from China, absent an applicable tax treaty; however to date China has not implemented procedures to collect the tax. There can be no assurance that in the future China will not implement such procedures and also subject capital gains to taxation. If China does implement such procedures the Fund may be required to pay or reimburse for any taxes that the Issuers of the equity-linked securities became subject to under those procedures.

Direct Investments:    The Fund may invest up to 25% of the net proceeds from its offering of its outstanding common stock in direct investments; however, the Board of Directors of the Fund has suspended additional investments in direct investments. Direct investments are generally restricted and do not have a readily available resale market. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protections requirements applicable to publicly traded securities. At April 30, 2015, the Fund did not hold direct investments.

Indemnification Obligations:    Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Security transactions and investment income:    Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

NOTES TO FINANCIAL STATEMENTS (continued) (Unaudited)

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received are taxable at 20% of the par value of the stock dividends received. The Fund records the taxes paid on stock dividends, if any, as an operating expense.

Dividends and distributions:    The Fund intends to distribute to its stockholders, at least annually, substantially all of its net investment income and any net realized capital gains. Distributions to stockholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Unless the Board of Directors elects to make distributions in shares of the Fund’s common stock, the distributions will be paid in cash, except with respect to stockholders who have elected to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan.

Federal Taxes:    It is the Fund’s policy to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (“Code”) and to distribute to stockholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the period ended April 30, 2015, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. For the previous three years the Fund remains subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the State of Maryland. The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

At April 30, 2015, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. Gross unrealized appreciation of investments was $99,729,352 while gross unrealized depreciation of investments was $9,491,710, resulting in net unrealized appreciation of investments of $90,237,642.

NOTE B — ADVISORY FEE AND OTHER TRANSACTIONS

Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) is the Investment Manager for the Fund’s listed assets (the “Listed Assets”). AllianzGI U.S. receives a fee, computed weekly and payable monthly, at the following annual rates: 0.70% of the first US$315 million of the Fund’s average weekly net assets invested in Listed Assets; and 0.50% of the Fund’s average weekly net assets invested in Listed Assets in excess of US$315 million. For the six months ended April 30, 2015, the investment management fee rate was equivalent to an annual effective rate of 0.68% of the Fund’s average weekly net assets. AllianzGI U.S. is the Investment Manager for the Fund’s direct investments. AllianzGI U.S. receives a fee computed weekly and payable monthly, at an annual rate of 1.50% of the average weekly value of the Fund’s assets invested in direct investments.

NOTES TO FINANCIAL STATEMENTS (continued) (Unaudited)

No director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays the Chairman of the Board and each of the directors (who is not a director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliate thereof) an annual fee of $35,000 and $20,000 respectively, plus $3,000 for each Board of Directors’ meeting or Audit and Nominating Committee meeting attended, $3,000 for each telephonic meeting attended. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with attending Board of Directors’ meetings.

State Street provides, or arranges for the provision of certain administrative services for the Fund, including preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee that is calculated daily and paid monthly at an annual rate based on aggregate average daily assets of the Fund. The Fund also pays State Street an annual fee for certain legal administration services, including corporate secretarial services and preparing regulatory filings.

The Fund has also contracted with State Street to provide custody and fund accounting services to the Fund. For these services, the Fund pays State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses.

NOTE C — FUND SHARES

At April 30, 2015, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 15,682,029 were issued and outstanding.

NOTE D — DISCOUNT MANAGEMENT PROGRAM

On March 15, 2013, the Fund announced that the Board had voted to discontinue the operation of the Fund’s Discount Management Program (the “Program”) effective at the close of business on March 15, 2013. Prior to March 16, 2013, under the Program, the Fund repurchased its common shares in the open market on any day that the Fund’s shares were trading at a discount of 8% or more from net asset value the prior day and there was a daily average discount of 8% or more from net asset value over the five-day period ending the prior day. On each day that shares were repurchased, the Fund repurchased its shares to the maximum extent permitted by law. On each day that shares were repurchased, in addition to the limits set forth above, the Fund repurchased shares only at such times that the market price represented a discount of 8% or more from the Fund’s closing net asset value on the prior day. Under the program, the Fund was authorized to repurchase in each twelve month period ended October 31 up to 10% of its common shares outstanding as of October 31 of the prior year.

NOTE E — INVESTMENT TRANSACTIONS

For the six months ended April 30, 2015, the Fund’s cost of purchases and proceeds from sales of investment securities, other than short-term securities, were $100,663,941 and $153,835,578, respectively.

NOTE F — INVESTMENTS IN CHINA

The Fund’s investments in Chinese companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (1) social, economic and political

NOTES TO FINANCIAL STATEMENTS (continued) (Unaudited)

uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of Chinese companies trade; (3) currency exchange fluctuations, currency blockage and higher rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the economy; (6) risk of nationalization or expropriation of assets; (7) the nature of the smaller, less seasoned and newly organized Chinese companies, particularly in China; and (8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

NOTE G — INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

Name of Issuer	Balance of Shares Held October 31, 2014	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held April 30, 2015	Value April 30, 2015	Income From Non-Controlled Affiliates	Gain (Loss) Realized on Sale of Shares as of April 30, 2015
China Suntien Green Energy Corp., Ltd.(1)	12,785,000	—	1,558,000	11,227,000	$3,027,141	$—	$(355,707)
Digital China Holdings, Ltd.	8,865,000	526,000	—	9,391,000	14,538,371	—	—
Qingling Motors Co., Ltd.	28,960,000	—	—	28,960,000	11,694,066	—	—
Tong Hsing Electronic Industries, Ltd.	2,067,000	—	1,000,000	1,067,000	3,428,224	—	(1,722,632)

	52,677,000	526,000	2,558,000	50,645,000	$32,687,802	$—	$(2,078,339)

*	Affiliated issuers, as defined in the 1940 Act as amended, include issuers in which the Fund held 5% or more of the outstanding voting securities.

(1)	Represents an unaffiliated issuer as of April 30, 2015, and as such, amounts represented in the table above will not agree to balances in the Statement of Assets and Liabilities.

NOTE H — FAIR VALUE MEASUREMENT

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•	Level 3 — Inputs that are unobservable.

NOTES TO FINANCIAL STATEMENTS (continued) (Unaudited)

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s investments carried at value:

ASSETS VALUATION INPUT

Description*	Level 1	Level 2	Level 3	Total
Common Stock and Other Equity Interests	$316,077,585	$—	$—	$316,077,585
Equity-linked Securities	—	54,404,846	—	54,404,846
Collateral for Securities On Loan	22,911,906	—	—	22,911,906
Short Term Investment	—	41,935,000	—	41,935,000

Total Investments	$338,989,491	$96,339,846	$—	$435,329,337

*	Please refer to the Schedule of Investments for additional security details.

The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. As of April 30, 2015, there were no transfers between Level 1, 2 or 3.

NOTE I — DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund did not enter into any derivatives transactions or hedging activities for the six months ended April 30, 2015.

NOTE J — ACCOUNTING PRONOUNCEMENT

In April 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-7, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), modifying Accounting Standards Codification (“ASC”) 946 Financial Services — Investment Companies. Under the modifications, investments in affiliated and private investment funds valued at NAV are no longer included in the fair value hierarchy. ASU 2015-7 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-7 and its impact on financial statements disclosures.

THE CHINA FUND, INC.

Other Information (Unaudited)

Board Deliberations Regarding Approval of Investment Advisory Agreements

General Background

On March 19, 2015, the Board of Directors, all of whom are Independent Directors (the “Board”), voted to approve and recommend to shareholders the approval of the Investment Advisory and Management Agreement and the Direct Investment Management Agreement between the Fund and Allianz Global Investors U.S. LLC (“Allianz”) (the “Agreements”). The Board considered the following in making their determination: an organization overview and biographies of those personnel providing services to the Fund; a profitability analysis; Allianz’s Form ADV; performance and fee comparison data; Lipper Comparative Fee Report as well as copies of the Agreements.

Under the terms of the Investment Advisory and Management Agreement, Allianz is entitled to receive fees for its services, computed weekly and payable monthly in US dollars, at the annual rate of 0.70% on the first $315 million in total net assets under management and 0.50% on total net assets under management over $315 million. Under the terms of the Direct Investment Management Agreement, Allianz is entitled to receive fees for its services, computed weekly and payable monthly, at the annual rate of 1.50% of the average weekly value of the Fund’s assets invested in the direct investments.

Approval Process

At its meeting on March 19, 2015, the Board considered the terms and conditions of the Agreements and the nature, scope and quality of services that Allianz is expected to provide to the Fund, including compliance services; the investment performance of the Fund’s listed and direct investments; the costs to Allianz of its services and profits made by Allianz as a result of its relationship with the Fund and the extent to which the economies of scale would be realized if and as the Fund grows and whether the fee amounts in the Agreement reflect these economies of scale. The Board based its decision on the following considerations, among others, although the Board did not identify any consideration that was all important or controlling, and each Director attributed different weights to the various factors.

Nature, Extent and Quality of the Services provided by the Adviser. The Board reviewed and considered the nature and extent of the investment management services to be provided by Allianz under the Agreements. The Board relied on their prior experience as Directors of the Fund as well as materials provided at the Meeting. They noted the distinct nature of the Fund as investing primarily in equity securities (i) of companies for which the principal securities trading market is in China, (ii) of companies for which the principal securities trading market is outside of China or have direct equity investments in companies organized outside of China but both have at least 50% of their revenues from goods or services sold or produced in China or (iii) constituting direct equity investments in companies organized in China. The Board also reviewed and considered the nature and extent of the non-investment management, administrative services to be provided by Allianz under the Agreements. The Board reviewed the background and experience of Allianz’s senior management. They also considered the resources, operational structures and practices Allianz has in managing the Fund’s portfolio, in monitoring and securing the Fund’s compliance with its investment objective and policies as well as applicable laws and regulations and in seeking best execution of portfolio transactions. The Board determined that the nature and extent of the services to be provided by Allianz to the Fund were appropriate, had been of high quality and could be expected to remain so.

THE CHINA FUND, INC.

Other Information (continued) (Unaudited)

Performance, Fees and Expenses of the Fund. The Board noted that, in view of the distinctive investment objective of the Fund, the Fund’s investment performance was satisfactory. Of importance to the Board was the extent to which the Fund achieved its objective. Drawing upon information provided at the Meeting and upon reports provided to the Directors by Allianz throughout the preceding year, the Board determined that the Fund underperformed the MSCI Golden Dragon Index for the one-year period ended December 31, 2014 and outperformed the MSCI Golden Dragon Index for the three-, five- and ten-year periods ended December 31, 2014. They further concluded, on the basis of the limited universe of comparable funds, that the expense ratio of the Fund was as low as, or lower than, those of the Fund’s direct competitors. The Board requested comparative information with respect to fees paid by similar public funds. There are, however, no other public funds with a dedicated direct investment component that provides a fee comparison. The Board concluded that the limited data available provided some indirect confirmation of the reasonableness of Allianz’s fees. Accordingly, the Board concluded that the performance of the Fund was satisfactory.

Other Benefits of the Relationship. The Board considered whether Allianz would benefit in other ways from its relationship with the Fund and determined that other than the management fees for the Fund’s listed and direct investments, there were no other investment management, brokerage or other fees receivable by Allianz or its affiliates from the Fund. The Board concluded that, to the extent that Allianz might derive other benefits from its relationship with the Fund, those benefits are not so significant as to render the adviser’s fees excessive.

Economies of Scale. On the basis of their discussions with management and their analysis of information provided at the meeting, the Board determined that the nature of the Fund and its operations is such that Allianz was likely to realize economies of scale in the management of the Fund as it grows in size. The Board noted in its discussion with representatives of Allianz that Allianz’s assets under management from its China business had increased substantially and as such Allianz had realized economies of scale from managing more China portfolios for more clients. It was noted that these economies of scale were shared with the Fund because they had enabled Allianz to develop centralized dealing facilities that pool transactions across all of its clients. In addition, the economies were reflected in the breakpoint in the Fund’s fee structure.

Resources of the Proposed Investment Adviser. The Board considered whether Allianz is financially sound and has the resources necessary to perform its obligations under the Agreements, noting that Allianz appears to have the financial resources necessary to fulfill its obligations under the Agreements.

General Conclusions. After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its stockholders to approve the Agreements. The Board reasoned that the nature and extent of the services provided by Allianz were appropriate, that the performance of the Fund had been satisfactory, and that Allianz could be expected to provide services of high quality. The Board determined that Allianz’s fees considered in relation to the services provided were fair and reasonable and that the Fund’s relationship with Allianz was not so profitable as to render the fees excessive, and that any additional benefits to Allianz were not of a magnitude materially to affect the Directors’ deliberations. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above.

THE CHINA FUND, INC.

Other Information (continued) (Unaudited)

Results of Annual Stockholder Meeting held on March 19, 2015

1. Election of Directors — The stockholders of the Fund elected Joe O. Rogers and Richard Shore as Class I directors each to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2018.

	For	Withheld
Joe O. Rogers	9,517,265.887	2,049,577.643
Richard Shore	9,513,097.011	2,053,746.519

PRIVACY POLICY

Privacy Notice

The China Fund, Inc. collects nonpublic personal information about its stockholders from the following sources:

☐       Information it receives from stockholders on applications or other forms; and

☐       Information about stockholder transactions with the Fund.

The Fund’s policy is to not disclose nonpublic personal information about its stockholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its stockholders to those agents of the Fund who need to know that information to provide products or services to stockholders. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard its stockholders’ nonpublic personal information.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that are used by the Fund’s investment advisers to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-888-CHN-CALL (246-2255); and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment advisers vote these proxies is now available by calling the same number and on the Commission’s website. The Fund has filed its report on Form N-PX covering the Fund’s proxy voting record for the 12 month period ending June 30, 2014.

QUARTERLY PORTFOLIO OF INVESTMENTS

A Portfolio of Investments will be filed as of the end of the first and third quarter of each fiscal year on Form N-Q and will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. Form N-Q has been filed as of January 31, 2015 for the first quarter of this fiscal year and is available on the Securities and Exchange Commission’s website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The quarterly Portfolio of Investments will be made available with out charge, upon request, by calling 1-888-246-2255.

THE CHINA FUND, INC.

Other Information (continued) (Unaudited)

CERTIFICATIONS

The Fund’s chief executive officer has certified to the New York Stock Exchange that, as of April 2, 2015, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund’s chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund’s Form N-CSR filed with the Securities and Exchange Commission, for the period of this report.

DIVIDENDS AND DISTRIBUTIONS:

SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund will distribute to stockholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), adopted by the Fund, each stockholder will automatically be a participant (a “Participant”) in the Plan unless Computershare Trust Company, N.A., the Plan Agent, is otherwise instructed by the stockholder in writing, to have all distributions, net of any applicable U.S. withholding tax, paid in cash. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by Computershare Trust Company, N.A., as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund by contacting Computershare Trust Company, N.A. c/o The China Fund, Inc. at P.O. Box 43078, Providence, Rhode Island 02940-3078, by telephone at
1-800-426-5523 or via the Internet at www.computershare.com/investor.

The Plan will operate whenever a dividend or distribution is declared payable only in cash or in cash or shares of the Fund’s common stock, but it will not operate with respect to a dividend or distribution declared payable only in shares of the Fund’s common stock (including such a declaration that provides an option to receive cash).

Computershare Trust Company, N.A (“Computershare” or the “Plan Agent”) act as Plan Agent. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock. The shares of common stock issued by the Fund will be valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then shares will be valued at 95% of the market price. If the net asset value per share of the common stock on the valuation date exceeds the market price, participants will be issued shares at market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund’s shares are then listed, the next preceding trading day. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as purchasing agent for the participants, buy shares of common stock in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant’s accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Agent annually, in any amount from $100 to $3,000 for investment in the Fund’s Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on January 15 of each year or the next trading day if January 15th is not a trading day. Participants may make voluntary cash payments by sending a check (in U.S. dollars and drawn on a U.S. Bank) made payable to “Computershare” along with a completed transaction form which is attached to each statement a Participant receives. The Plan Agent will not accept cash, traveler’s checks, money orders or third party checks. Any voluntary cash payments received more than thirty-five days prior to such date will be returned by the Plan Agent, and interest will not be paid on any such amounts. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants should send in voluntary cash payments to be received by the Plan Agent approximately two days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be

DIVIDENDS AND DISTRIBUTIONS:

SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

invested. In the event that a Participant’s check for a voluntary cash payment is returned unpaid for any reason, the Plan Agent will consider the request for investment of such funds null and void, and shall immediately remove from the Participant’s account those shares, if any, purchased upon the prior credit of such funds. The Plan Agent shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale of such shares are insufficient to satisfy the balance of such uncollected amounts, the Plan Agent shall be entitled to sell such additional shares from the Participant’s account as may be necessary to satisfy the uncollected balance.

The Plan Agent will confirm in writing, each trade for a Participant’s account and each share deposit or share transfer promptly after the account activity occurs. The statement will show the number of shares held, the number of shares for which dividends are being reinvested, any cash received for purchase of shares, the price per share for any purchases or sales, and any applicable fees for each transaction charged the Participant. In the event the only activity in a Participant’s account is the reinvestment of dividends, this activity will be confirmed in a statement on at least a quarterly basis. If the Fund pays an annual dividend and the only activity in a Participant’s account for the calendar year is the reinvestment of such dividend, the Participant will receive an annual statement. These statements are a Participant’s continuing record of the cost basis of purchases and should be retained for income tax purposes.

The Plan Agent will hold shares of common stock acquired pursuant to the Plan in non-certificated form in the name of the Participant for whom such shares are being held and each Participant’s proxy will include those shares of common stock held pursuant to the Plan. The Plan Agent will forward to each Participant any proxy solicitation material received by it. In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the name of such Participants and held for the account of beneficial owners who participate in the Plan. Upon a Participant’s Internet, telephone or written request, the Plan Agent will deliver to her or him, without charge, a certificate or certificates representing all full shares of common stock held by the Plan Agent pursuant to the Plan for the benefit of such Participant.

Participants will not be charged a fee in connection with the reinvestment of dividends or capital gains distributions. The Plan Agent’s transaction fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, Participants will be charged a per share fee (currently $0.05) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions and with purchases from voluntary cash payments made by the Participant. A $2.50 transaction fee and a per share fee of $0.15 will also be charged by the Plan Agent upon any request for sale. Per share fees include any brokerage commissions the Plan Agent is required to pay.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities

DIVIDENDS AND DISTRIBUTIONS:

SUMMARY OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

and Exchange Commission or any other regulatory authority, only by mailing to the Stockholders appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall de deemed to be accepted by the Participants unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of a Participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of a successor Plan Agent for the purposes of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for the Participants’ accounts, all dividends and distributions payable on the shares of common stock held in the Participants’ name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

Requests for copies of the Plan, which sets forth all of the terms of the Plan, and all correspondence concerning the Plan should be directed to Computershare Trust Company, N.A., the Plan Agent for The China Fund, Inc., in writing at P.O. Box 43078, Providence, Rhode Island, 02940-3078, by telephone at 1-800-426-5523 or via the Internet at www.computershare.com/investor.

THE CHINA FUND, INC.

United States Address

The China Fund, Inc.

c/o State Street Bank and Trust Company

1 Lincoln St.

P.O. Box 5049

Boston, MA 02206-5049

1-888-CHN-CALL (246-2255)

Directors and Officers

Joe O. Rogers, Chairman of the Board and Director

Michael F. Holland, Director

William C. Kirby, Director

Li Jin, Director

Gary L. French, Director

Richard Shore, Director

Joseph Quirk, President

Patrick Keniston, Chief Compliance Officer of the Fund

Monique Labbe, Treasurer

Matthew W. Flaherty, Assistant Treasurer

Brian Link, Secretary

Investment Manager

Allianz Global Investors U.S. LLC

Shareholder Servicing Agent

AST Fund Solutions

Administrator, Accounting Agent and Custodian

State Street Bank and Trust Company

Transfer Agent, Dividend Paying Agent and Registrar

Computershare Trust Company, N.A.

Independent Registered Public Accounting Firm

Tait, Weller & Baker, LLP

Legal Counsel

Clifford Chance US LLP

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

Item 2. Code of Ethics.

Not required for this filing.

Item 3. Audit Committee Financial Expert.

Not required for this filing.

Item 4. Principal Accountant Fees and Services.

Not required for this filing.

Item 5. Audit Committee of Listed Registrants.

Not required for this filing.

Item 6. Investments.

a.	Schedule of Investments is included as part of Item 1.

b.	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not required for this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

a.	Not required for this filing.

b.	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not required for this filing.

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CHINA FUND, INC.

By:	/s/ Joseph S. Quirk
Joseph S. Quirk
President of The China Fund, Inc.

Date:	June 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph S. Quirk
Joseph S. Quirk
President of The China Fund, Inc.

Date:	June 30, 2015

By:	/s/ Monique Labbe
Monique Labbe
Treasurer of The China Fund, Inc.

Date:	June 30, 2015